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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):

                                October 30, 2000


                               TECO ENERGY, INC.
                               -----------------
             (Exact name of registrant as specified in its charter)


          FLORIDA                         1-8180               59-2052286
          -------                         ------               ----------
(State or other jurisdiction         (Commission file         (IRS Employer
      of incorporation)                   Number)           Identification No.)


                702 NORTH FRANKLIN STREET, TAMPA FLORIDA 33602
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              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code: (813) 228-4111
                                                          --------------




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ITEM 5.  OTHER EVENTS

         See the Press Release dated Oct. 30, 2000, filed as Exhibit 99.1 and incorporated herein by reference, announcing that TECO Power Services, a wholly owned subsidiary of TECO Energy, Inc., is acquiring GenPower's interest in two independent power projects in Arkansas and Mississippi.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

         99.1     Press Release dated Oct. 30, 2000.




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                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated: Oct. 30, 2000                      TECO Energy, Inc.



                                          By: /s/ G. L. Gillette
                                              ---------------------------------
                                                  G. L. Gillette
                                                  Vice President-Finance
                                                  and Chief Financial Officer
                                                  (Principal Financial Officer)




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                               INDEX TO EXHIBITS



EXHIBIT NO.       DESCRIPTION OF EXHIBITS                              PAGE NO.
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   99.1           Press Release dated Oct. 30, 2000                      5-7































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